Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies
Commitments and Contingencies

20. Commitments and Contingencies

(a)  Commitments

The Group leases office space and staff quarters under non-cancelable operating lease agreements, which expire at various dates through December 2024. As of December 31, 2018, future minimum lease under non-cancelable operating lease agreements and other commitments related to purchases of platform content and services were as follows:

	Operating	Advertising
	Lease	Fee
	Commitments	Commitments	Total
	RMB in thousands
2019	65,400	7,000	72,400
2020	72,230	—	72,230
2021	73,054	—	73,054
2022	69,681	—	69,681
Beyond 2022	19,544	—	19,544

For the years ended December 31, 2016, 2017 and 2018, the Group incurred rental expenses in the amounts of approximately RMB24.4 million, RMB55.0 million and RMB55.8 million, respectively.

(b)  Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows.

However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2017 and 2018.